Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

Pursuant to the Offer to Purchase, dated November 18, 2002

For Cash, Any and All of its Outstanding
Liquid Yield OptionTM Notes Due 2020
(Zero Coupon — Subordinated)

(CUSIP No. 018490 AA0)

THE OFFER WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON DECEMBER 16, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). LYONS TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME. IF THE LYONS ARE ACCEPTED FOR PAYMENT PURSUANT TO THE OFFER, ONLY HOLDERS OF LYONS WHO HAVE VALIDLY TENDERED AND NOT WITHDRAWN THEIR LYONS PRIOR TO THE EXPIRATION TIME WILL RECEIVE THE PURCHASE PRICE.

The Depositary for the Offer is:

The Bank of New York

By Overnight Delivery or Registered/Certified U.S. Mail: Corporate Trust Operations Reorganization Unit 101 Barclay Street, 7E New York, New York 10286 Attention: Mr. Kin Lau	By Hand: 101 Barclay Street Ground Level Corporate Trust Services Window New York, New York 10286 c/o: Reorganization Unit, 7E Attention: Mr. Kin Lau

Facsimile Transmission Number:

(for Eligible Institutions Only)
(212) 298-1915

To Confirm by Telephone: (212) 815-3750

     Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute valid delivery.

     THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND IN THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     By the execution of this Letter of Transmittal you acknowledge receipt of the Offer to Purchase, dated November 18, 2002 (the “Offer to Purchase”) of Allergan, Inc., a Delaware corporation (“Allergan”). This Letter of Transmittal and accompanying instructions (the “Letter of Transmittal”) together with the Offer to Purchase (and any amendments or supplements to the Offer to Purchase and this Letter of Transmittal) constitutes the “Offer” with respect to the LYONs. All capitalized terms used in this Letter of Transmittal without definition have the meanings given to them in the Offer to Purchase. By executing and delivering this Letter of Intent, you are indicating the action that you desire to take with respect to the Offer.

     This Letter of Transmittal is to be used only by holders if certificates representing LYONs are to be physically delivered to the Depositary herewith by holders of LYONs.

     This Letter of Transmittal is also being supplied for informational purposes only to persons who hold LYONs in book-entry form through the facilities of The Depository Trust Company (“DTC”). Holders that are tendering by book-entry transfer to the Depositary’s account at DTC must execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which this Offer will be eligible. DTC participants that are accepting the Offer must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Depositary’s DTC account. DTC will then send an Agent’s Message to the Depositary for its acceptance. The Agent’s Message will state that DTC has received an express acknowledgement from the DTC participant tendering the LYONs on behalf of the holder that such DTC participant has received and agrees to be bound by the terms and condition of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that Allergan may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer in lieu of execution and delivery of this Letter of Transmittal.

     DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The terms “Liquid Yield Option” and “LYONs” are trademarks of Merrill Lynch & Co., Inc.

TENDER OF LYONS

      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE OF $647.50 PER $1,000 PRINCIPAL AMOUNT AT MATURITY OF LYONS PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR LYONS ON OR PRIOR TO THE EXPIRATION TIME.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED LYONS ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED LYONS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

      List below the certificate numbers and principal amounts at maturity of LYONs to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts at maturity of the LYONs represented and tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tender of LYONs will only be accepted in principal amounts at maturity equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF LYONs

Name(s) and Address(es) of Registered Holder(s)
or Name of DTC Participant and Participant’s
DTC Account Number in which LYONs are Held	LYONs Tendered
(Please fill in Blank)	(Attach additional list if necessary)

		Aggregate Principal	Principal Amount
	Certificate	Amount at Maturity	at Maturity
	Number(s)	Represented	Tendered**

TOTAL PRINCIPAL AMOUNT AT MATURITY OF LYONS:

** Unless otherwise indicated, it will be assumed that the entire aggregate principal amount at maturity represented by the LYONs specified herein is being tendered.

      The names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing the LYONs tendered hereby. The LYONs and the principal amount at maturity of LYONs that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Allergan, upon the terms and subject to the conditions of the Offer, the principal amount at maturity of LYONs indicated above.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount at maturity of LYONs tendered with this Letter of Transmittal, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Allergan all right, title and interest in and to the LYONs that are being tendered hereby, (ii) waives any and all rights with respect to the LYONs (including, without limitation, any existing or past defaults and their consequences in respect of the LYONs and the indenture under which the LYONs were issued), (iii) releases and discharges Allergan from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, the LYONs including, without limitation, any claims that the undersigned holder is entitled to participate in any repurchase, redemption or defeasance of the LYONs and (iv) irrevocably constitutes and appoints The Bank of New York, as Depositary, the true and lawful agent and attorney-in-fact of such holder (with full knowledge that the Depositary also acts as agent of Allergan) with respect to any such tendered LYONs (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such LYONs, or transfer ownership of such LYONs, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Allergan, (b) present such LYONs for transfer of ownership on the security register for the LYONs, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such LYONs (except that the Depositary will have no rights to, or control over, funds from Allergan, except as agent for Allergan for the purchase price for any tendered LYONs that are purchased by Allergan), all in accordance with the terms of and conditions to the Offer as described in the Offer to Purchase.

      The undersigned hereby represents and warrants that the undersigned (i) owns the LYONs tendered and is entitled to tender such LYONs and (ii) has full power and authority to tender, sell, assign and transfer the LYONs tendered hereby and that when such LYONs are accepted for purchase and payment by Allergan, Allergan will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by Allergan to be necessary or desirable to complete the sale, assignment and transfer of the LYONs tendered hereby.

      The undersigned understands that the delivery and surrender of the LYONs is not effective, and the risk of loss of the LYONs does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or in the case of transfer by book-entry method, an Agent’s Message), or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Allergan. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of LYONs and deliveries will be determined by Allergan, in its sole discretion, which determination shall be final and binding.

      The undersigned understands that tenders of LYONs may be withdrawn by written notice of withdrawal received by the Depositary at any time at or prior to 11:59 p.m., Eastern time, on December 16, 2002, or such later date and time to which the Offer may be extended (such time and date, as the same may be extended, the “Expiration Time”), but not thereafter, unless the Offer is terminated. In the event of a termination of the Offer, LYONs tendered pursuant to the Offer will be promptly returned to the undersigned. The undersigned understands that in order to be valid, a written, telegraphic or facsimile transmission notice of withdrawal (or, if such LYONs were tendered by book-entry transfer, a Request Message) must be received by the Depositary at or prior to the Expiration Time at its address set forth on the front cover of this Letter of Transmittal. Any notice of withdrawal must (i) specify the name of the person who tendered the LYONs to be withdrawn, (ii) contain a description of the LYONs to be withdrawn, and identify the certificate number or numbers shown on the particular certificates evidencing such LYONs (unless such LYONs were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such LYONs and (iii) be signed by the holder of such LYONs in the same manner as the original signature on the Letter of Transmittal by which such LYONs were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of LYONs into the name of the person withdrawing such LYONs and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such holder. The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such LYONs have been tendered for the account of an Eligible Institution.

      The undersigned understands that tenders of LYONs pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by Allergan will constitute a binding agreement between the undersigned and Allergan upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that Allergan will be deemed to have accepted for purchase validly tendered LYONs (or defectively tendered LYONs with respect to which Allergan has waived such defect), only if, as and when Allergan gives oral (confirmed in writing) or written notice thereof to the Depositary.

      The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (which Allergan may waive in its sole discretion if permitted by the indenture governing the LYONs and applicable law) as set forth in the Offer to Purchase, Allergan is not required to accept for purchase any of the LYONs tendered (including any LYONs tendered after the Expiration Time). Any LYONs that have been tendered pursuant to the Offer but that are not purchased will be returned promptly following the earlier to occur of the Expiration Time or the date on which the Offer is terminated without any LYONs being purchased thereunder.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      Unless otherwise indicated under “Special Payment Instructions” below, please issue a check from the Depositary for the purchase price for any LYONs that are purchased, and return any certificates representing LYONs not tendered or not accepted for purchase, in the name(s) of the undersigned (or, in the case of LYONs tendered by book-entry transfer, credit such LYONs to the account maintained at DTC from which such LYONs were delivered). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price for any LYONs that are purchased, and return any certificates representing LYONs not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing in the box entitled “Description of LYONs.” In the event that the Special Payment Instructions or the Special Delivery Instructions are completed, please issue the check for the purchase price and/or return any certificates representing LYONs not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. The undersigned recognizes that Allergan does not have any obligation pursuant to the Special Payment Instructions or the Special Delivery Instructions to transfer any LYONs from the name of the holder thereof if Allergan does not accept for purchase any of the LYONs so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 3, 4, 5, 6 and 7)

To be completed ONLY if checks constituting payment for LYONs to be purchased in connection with the Offer and/or certificates representing LYONs in a principal amount at maturity not tendered or not accepted for purchase are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Issue:	☐ Check

☐ Certificate(s) to:
Name:

(Please Print)
Address:

(Zip Code)

Taxpayer Identification No. or Social Security Number
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3, 4, 5, 6 and 7)

To be completed ONLY if checks constituting payment for LYONs purchased in connection with the Offer and/or certificates for LYONs in a principal amount at maturity not tendered or not accepted for purchase are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of LYONs Tendered” within this Letter of Transmittal.

Mail:	☐ Check

☐ Certificate(s) to:
Name:

(Please Print)
Address:

(Zip Code)

Taxpayer Identification No. or Social Security Number
(See Substitute Form W-9 herein)

PLEASE SIGN HERE
(TO BE COMPLETED ONLY IF LYONS ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the registered holder(s) of LYONs exactly as their name(s) appear(s) on certificate(s) for LYONs, or by person(s) authorized to become registered holder(s) by endorsements on certificates for LYONs transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Allergan of such person’s authority to so act.

YOU SHOULD ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN

X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)
Dated:

Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone No.:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(See Instruction number 5)
Authorized Signature:

Name:

Title:

(Please Type or Print)
Address:

(Include Zip Code)
Area Code and Telephone No.:

Dated:

SPACE BELOW FOR FINANCIAL INSTITUTIONS ONLY:

PLACE MEDALLION GUARANTEE IN THIS SPACE

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Delivery of this Letter of Transmittal and Certificates for LYONs.

      To tender LYONs in the Offer, physical delivery of certificates for LYONs, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth on the cover of this Letter of Transmittal, prior to the Expiration Time. Tenders of LYONs in the Offer will be accepted prior to the Expiration Time in accordance with the procedures described in the preceding sentence or otherwise in compliance with this Letter of Transmittal.

      The method of delivery of LYONs and the Letter of Transmittal and all other required documents is at the election and risk of the person tendering such LYONs and delivering such Letter of Transmittal and, except as otherwise provided in the Letter of Transmittal, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that you use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary prior to such time. No alternative, conditional or contingent tenders of LYONs will be accepted.

      This Letter of Transmittal is also being supplied for informational purposes only to persons who hold LYONs in book-entry form through the facilities of DTC. To effectively tender LYONs that are held through DTC, DTC participants must, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Depositary for its acceptance. Except as otherwise provided below, the delivery will be deemed made when the Agent’s Message is actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE LYONS SHOULD BE SENT ONLY TO THE DEPOSITARY. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

      Except as provided herein for the book-entry or guaranteed delivery procedures, unless the LYONs being tendered are deposited with the Depositary prior to the Expiration Time (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), Allergan may, in its sole discretion, reject such tender. Payment for LYONs will be made only against deposit of tendered LYONs.

      By executing this Letter of Transmittal (or a facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of tendered LYONs.

      For a full description of the procedures for tendering LYONs, see “Procedures for Tendering LYONs” in the Offer to Purchase.

      If you desire to tender LYONs pursuant to the Offer and (i) certificates representing your LYONs are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing LYONs or other required documents to reach the Depositary prior to the Expiration Time or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time, you may effect a tender of such LYONs in accordance with the guaranteed delivery procedures described under “Procedures for Tendering LYONs – Guaranteed Delivery” in the Offer to Purchase.

2.     Partial Tenders.

      Tenders of LYONs pursuant to the Offer will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any LYONs evidenced by a submitted certificate is tendered, you must fill in the principal amount tendered in the last column of the box entitled “Description of LYONs tendered” herein, as applicable. The entire principal amount represented by the certificates for all LYONs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all LYONs is not tendered, certificates for the principal amount of LYONs not tendered will be sent to the holder tendering such LYONs unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), promptly after the LYONs are accepted for purchase.

3.     Withdrawal of Tenders; Amendment and Extension.

      Tenders of LYONs may be validly withdrawn at any time at or prior to the Effective Time. Tenders of LYONs may be validly withdrawn if the Offer relating to such LYONs is terminated without any such LYONs being purchased thereunder. In the event of a termination of the Offer, the LYONs tendered pursuant to such Offer will be promptly returned to the tendering Holder.

      If, for any reason whatsoever, acceptance for payment of, or payment for, any LYONs tendered pursuant to the Offer is delayed (whether before or after Allergan’s acceptance for payment of LYONs) or Allergan is unable to accept for payment or pay for the LYONs tendered pursuant to the Offer, Allergan may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered LYONs (subject to the right of withdrawal in certain circumstances and Rule 14e-1(c) under the Exchange Act, which requires that the offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

      For a withdrawal of a tender of LYONs to be effective, a written, telegraphic or facsimile transmission notice of withdrawal (or, if such LYONs were tendered by book-entry transfer, a Request Message) must be received by the Depositary at or prior to the Expiration Time, at its address set forth on the front cover of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the LYONs to be withdrawn, (ii) contain a description of the LYONs to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such LYONs (unless such LYONs were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such LYONs and (iii) be signed by the Holder of such LYONs in the same manner as the original signature on the Letter of Transmittal by which such LYONs were tendered, or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of the LYONs (including any signature guarantees) into the name of the person withdrawing such LYONs and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such holder. If the LYONs to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any LYONs properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

      The withdrawal of a tender of LYONs that are held through DTC must be effected through a properly transmitted Request Message through ATOP, received by the Depositary at any time prior to the Expiration Time. See Section 10 — “Withdrawal of Tenders.” Withdrawal of LYONs can be accomplished only in accordance with the foregoing procedures.

      Any permitted withdrawal of tendered LYONs that are held through DTC must be rescinded and any LYONs properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn LYONs may be re-tendered, by again following one of the appropriate procedures described in Section 9 — “Procedures for Tendering LYONs” in the Offer to Purchase, at any time prior to the Expiration Time.

      If a holder tenders its LYONs in the Offer, such holder may convert its LYONs into shares of Allergan’s common stock only if such holder withdraws its LYONs prior to the time on which such holder’s right to withdraw has expired. As of November 18, 2002, the LYONs are convertible into shares of Allergan’s common stock at a conversion rate of 6.0273 shares of Allergan’s common stock per $1,000 principal amount at maturity of LYONs.

      Any LYONs that have been tendered pursuant to the Offer but that are not purchased will be returned promptly following the earlier to occur of the Expiration Time or the date on which the Offer is terminated without any LYONs being purchased thereunder. All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Allergan, in Allergan’s sole discretion (whose determination shall be final and binding). None of Allergan, the Depositary, the Dealer Manager, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

4.     Signatures on this Letter of Transmittal, Bond Powers and Endorsement.

      If this Letter of Transmittal is signed by the registered holder(s) of the LYONs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the LYONs tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the LYONs.

      If any of the LYONs tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered LYONs are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal is signed by the registered holder, the certificates for any principal amount at maturity of LYONs not tendered or accepted for purchase are to be issued (or if any principal amount at maturity of LYONs that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for LYONs to be purchased in connection with the Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered LYONs, nor provide a separate bondpower. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for LYONs tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the names of the registered holders appear on such LYONs, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of LYONs, exactly as the names of the participants appear on such security position listing, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 5.

      If this Letter of Transmittal or any certificates of LYONs or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Proper evidence satisfactory to Allergan of their authority to so act must be submitted with this Letter of Transmittal.

      When this Letter of Transmittal is signed by the registered holders of the LYONs listed and transmitted hereby, no endorsements of LYONs or separate instruments of transfer are required unless payment is to be made, or LYONs not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such LYONs or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

      Endorsements on certificates for LYONs, signatures on bond powers and proxies provided in accordance with this Instruction 4 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 5.

5.     Guarantee of Signatures.

      No signature guarantee is required if the LYONs tendered are tendered and delivered (a) by a registered holder of LYONs (or by a participant in DTC whose name appears on a security position listing as the owner of such LYONs) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal, or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”), or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the LYONs are registered in the name of a person other than the signer of the Letter of Transmittal or if LYONs not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered LYONs must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”). Beneficial owners whose LYONs are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender LYONs with respect to LYONs so registered. See Section 9 — “Procedures for Tendering LYONs,” in the Offer to Purchase.

6.     Special Payment and Special Delivery Instructions.

      Tendering holders should indicate in the applicable box or boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” the name and address to which LYONs for principal amounts at maturity not tendered or not accepted for purchase or checks constituting payments for LYONs to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, LYONs not tendered or not accepted for purchase will be returned to, and checks constituting payments for LYONs purchased in connection with the Offer will be issued and sent to, the registered holder of the LYONs tendered. For holders of LYONs tendering by book-entry transfer, LYONs not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

7.     Transfer Taxes.

      Allergan will pay all domestic state transfer taxes applicable to the purchase and transfer of LYONs pursuant to the Offer, except in the case of LYONs that are transferred by the registered holder to another person prior to or in connection with the Offer. If LYONs for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the LYONs, or if tendered are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of LYONs pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the purchase price otherwise payable to such tendering holder. It will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.     Irregularities.

      All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered LYONs pursuant to any of the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by Allergan in Allergan’s sole discretion (whose determination shall be final and binding). Allergan reserves the absolute right to reject any or all tenders of any LYONs determined by it not to be in proper form or if the acceptance for payment of, or payment for, such LYONs may be unlawful. Allergan also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender with respect to LYONs of any particular holder. Allergan’s interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. None of Allergan, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Allergan waives its right to reject a defective tender of LYONs, the holder will be entitled to the purchase price. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Allergan shall determine. None of Allergan, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such LYONs shall not be deemed to have been made until such irregularities have been cured or waived. Any LYONs received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holders, as promptly as practical following the Expiration Time.

9.     Waiver of Conditions.

      Allergan expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any LYONs tendered, in whole or in part, at any time and from time to time.

10.     Mutilated, Lost, Stolen or Destroyed Certificates For LYONs.

      Any holder whose certificates for LYONs have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth in the Offer to Purchase about procedures for obtaining replacement certificates for such LYONs and arranging for indemnification.

11.     Requests for Assistance or Additional Copies.

      Requests for assistance may be directed to the Information Agent at its address set forth on the back cover of the Offer to Purchase or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase or this Letter of Transmittal may be obtained from the Information Agent.

IMPORTANT TAX INFORMATION

      Under federal income tax laws, a holder whose tendered LYONs are accepted for payment is required to provide the Depositary (as payor) with such holder’s correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number or individual TIN, as the case may be. If the Depositary is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to LYONs purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of fines and penalties.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary an appropriate, properly completed Internal Revenue Service Form W-8BEN signed under penalties of perjury, certifying to that holder’s foreign status. An appropriate Form W-8BEN can be obtained from the Information Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9” for additional instructions.

      If backup withholding applies, the Depositary is required to withhold the applicable backup withholding amount from any payments made by Allergan to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of U.S. federal income tax, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished in a timely manner.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments made with respect to LYONs purchased pursuant to the Offer, the holder is required to provide the Depositary with either (i) the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

      The holder is required to give the Depositary the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered holder of the LYONs. If the LYONs are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: ALLERGAN, INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 3 — Certification Under Penalties of Perjury, I certify that:
(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and
	(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.	Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE DATE
NAME
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: ALLERGAN, INC.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature

 Date

NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:
Give the
SOCIAL SECURITY
number of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable saving trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

Give the EMPLOYER
For this type of account:		IDENTIFICATION
number of —

8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate or pension trust	The legal entity(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax- exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business” name. You may use either your Social Security Number or Employer Identification Number.
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United Sates or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

  Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign corporations.
•	Mortgage or student loan interest paid to you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Section 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)    Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE.